UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IRIDEX CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/IRIX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by June 13, 2023 at 11:59 P.M., Eastern Time. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the IRIDEX Annual Stockholder Meeting to be Held on June 14, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Stockholders and Proxy Statement, Form 10-K to stockholders and form of proxy are available at: www.envisionreports.com/IRIX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/IRIX Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2023 to facilitate timely delivery. 2 N O T 03SR8C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/IRIX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/IRIX IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — IRIDEX Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2023 ANNUAL MEETING OF STOCKHOLDERS — June 14, 2023 The undersigned stockholder of IRIDEX Corporation, a Delaware corporation (“IRIDEX”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated on or around April 17, 2023, and hereby appoints David I. Bruce and Scott Shuda, each of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2023 Annual Meeting of Stockholders of IRIDEX to be held on June 14, 2023, at 9:00 a.m., Pacific Time, at the principal offices of IRIDEX located at 1212 Terra Bella Avenue, Mountain View, California 94043, and at any adjournment(s) or postponement(s) thereof and to vote all shares of Common Stock of IRIDEX which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this Proxy. This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of each of the director nominees listed, FOR ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for fiscal year 2023 ending December 30, 2023, FOR an advisory vote to approve the compensation of the Company’s named executive officers, FOR approval of the 2008 Equity Incentive Plan, as amended, and FOR approval of the amendment to the Amended and Restated Certificate of Incorporation to eliminate or limit the personal liability of officers and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. The Board of Directors unanimously recommends a vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2, 3, 4 and 5. CONTINUED AND TO BE SIGNED ON REVERSE SIDE C Non-Voting Items Change of Address — Please print new address below.